Exhibit 10.5
                                  -------------

                                 AMENDMENT NO. 1

     This AMENDMENT is made this 1st day of November, 1997 by and between the SMITHSONIAN INSTITUTION ("Smithsonian") an educational, non-profit organization established by the Congress of the United States in 1846 (20 U.S.C. 41 et seq.) And having its principal offices at 1000 Jefferson Drive, S.W., Washington, D. C., and SYNTHONICS TECHNOLOGIES, INC. ("Licensee"), a California corporation having its principal place of business in Westlake Village, California.

     WHEREAS, Smithsonian and Licensee have entered into an agreement dated October 2, 1997, bearing S.I. Contract No. RC9-821003-0000 (the "Agreement"), wherein Licensee agreed to use its innovative technology to develop a unique CD-ROM for commercial sale that contains high quality, three-dimensional images of Smithsonian artifacts ("Product");

     WHEREAS, Paragraph 3.d. of the Agreement specifies that Licensee shall complete production of the Product on or before February 24, 1998, but in no event shall complete production of the Product and have it available to the Smithsonian for distribution later than March 10, 1998;

     WHEREAS, Schedule B of the Agreements sets forth a timetable concerning the approval and deliverable phases for the performance of this Agreement;

     WHEREAS, the parties desire to change the delivery deadlines and timetables set forth in Paragraph 3.d. and Schedule B of the Agreement;

     NOW THEREFORE, in consideration of the covenants and agreements contained herein and in the Agreement, the parties hereto further agree, and the Agreement is hereby modified, as follows:

1. DEFINITIONS. Capitalized terms used in this Amendment shall have the same meaning as in the Agreement.

2. The parties agree that Paragraph 3.d. of the Agreement is hereby amended to read, in its entirety: "Licensee shall use its best efforts to complete and design production of the Product and have it available to the Smithsonian for distribution on or before May 23, 1998, but in no event shall complete production of the Product and have it available to the Smithsonian for distribution later than June 6, 1998."

3. The parties agree that Schedule B :Concept and Design Approvals of the Agreement is hereby amended to read, in its entirety:


     Approval Stages                                            Date
     ---------------                                        --------------
     Kick-off Date:                                         October 3, 1997

     Phase #1
     October 3, 1997 Approval of the final Storyboards, which shall be delivered to Smithsonian no later than: October 3, 1997

     Phase#2
     Approval of the final lists of all assets to
     be  reproduced on the Product, including,  but
     not limited  to,  museum  artifacts,  video
     clips and audio clips.  The final list shall
     state which  artifacts  will be represented by
     two-dimensional   images  and  which   artifacts
     will  be  represented  by three-dimensional  images.
     The final list shall be delivered to Smithsonian
     no later than:                                         November 22, 1997

     Phase #3
     Licensee shall deliver to Smithsonian for
     its approval the Product's script (all
     text which shall appear on the Product),
     credits, interactivity planning, and initial
     CD packaging no later than:                            January 29, 1998

     Smithsonian  shall provide to Licensee its
     written  approval or disapproval  and comments,
     if any, of the  Product's  script (all text
     which shall appear on the Product), credits,
     interactivity planning, and initial CD
     packaging no later than:                               February 7, 1998

     Phase #4
     Licensee shall deliver to Smithsonian for its
     approval the alpha prototype CD and packaging
     no later than:                                         April 2, 1998

     Smithsonian  shall provide to Licensee its
     written  approval or disapproval and comments,
     if any, of the alpha prototype CD and packaging
     no later than:                                         April 11, 1998

     Phase #5
     Licensee shall deliver to Smithsonian for its
     approval the beta prototype CD and packaging
     no later than:                                         April 23, 1998

     Smithsonian  shall provide to Licensee its
     written  approval or disapproval  and
     comments, if any, of the alpha prototype CD
     and packaging no later than:                           May 2, 1998

     Phase #6
     Licensee shall deliver to Smithsonian for its
     approval a sample of the final Product
     no later than:                                         May 14, 1998

     Smithsonian shall provide to Licensee its written
     approval or disapproval and comments, if any,
     of the sample of the final Product
     no later than:                                         May 23, 1998

If Smithsonian changes the date of any approval set forth above to a later date, the remaining approval and delivery dates shall be similarly moved to a later date. For example, if one approval date is moved back one (1) week, then all remaining dates will also be moved back one (l) week.

Failure to meet scheduled deadlines as set forth herein may be grounds for termination pursuant to Paragraph 18 of this Agreement. Modification of the scheduled deadlines may be made by mutual agreement between the parties.

4.   All other provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, THE PARTIES hereto have signed this Agreement in duplicate originals as of the day and year above written.

Accepted and agreed,

SMITHSONIAN INSTITUTION                      SYNTHONICS TECHNOLOGIES, INC.


/S/  John F. Coffee                          /S/ F. Michael Budd
--------------------------------             --------------------------------
By:  John F. Coffee for                      By:  F. Michael Budd
     John Cobert                             Its: President & CEO
Its: Contracting Officer

Date: 11/12/97                               Date: 11/1/97